THE LAZARD FUNDS, INC.

Lazard Emerging Markets Core Equity Portfolio

Supplement to Current Prospectus

The following replaces the first paragraph in "Summary Section – Lazard Emerging Markets Core Equity Portfolio – Fees and Expenses" in the Prospectus:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors transacting in Institutional or R6 shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

The following replaces the first paragraph in "Shareholder Information – General – Eligibility to Purchase R6 Shares":

R6 Shares are currently offered only by Lazard US Equity Concentrated Portfolio, Lazard US Strategic Equity Portfolio, Lazard International Equity Portfolio, Lazard International Strategic Equity Portfolio, Lazard Emerging Markets Equity Portfolio, Lazard Emerging Markets Core Equity Portfolio, Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Multi-Asset Portfolio, Lazard Emerging Markets Debt Portfolio, Lazard US Corporate Income Portfolio and Lazard Global Dynamic Multi-Asset Portfolio.

Dated: April 5, 2018